UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2005

The Toro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8111 Lyndale Avenue South, Bloomington, Minnesota		55420
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-888-8801

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On February 22, 2005, The Toro Company announced its earnings for the three months ended January 28, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of The Toro Company’s press release in connection with the announcement. The information in this report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference by any general statements by The Toro Company incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent The Toro Company specifically incorporates the information by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 17, 2005, the Toro Board of Directors elected Michael J. Hoffman, 49, as Toro’s new Chief Executive Officer effective on March 15, 2005 following the Annual Meeting of Stockholders that day. At the same time, Kendrick B. Melrose will step down as Chief Executive Officer of The Toro Company and will assume the role of Executive Chairman of the Board of Directors.

Mr. Melrose’s resignation has been anticipated consistent with the Chief Executive Officer Succession Incentive Agreement. He will continue to serve as Executive Chairman of the Board of Directors, and will be a consultant to the company for five years, under the terms of the Succession Incentive Agreement. Mr. Melrose has been an employee of Toro for 35 years.

Mr. Hoffman, who has been with Toro for 27 years, was named President and Chief Operating Officer of Toro in October of 2004 and has been responsible for the company’s consumer, landscape contractor and international businesses. Additional information on Mr. Hoffman’s business experience, positions held, and terms of office is incorporated herein by reference to Proposal Three–Election of Directors in Toro’s Schedule 14A, Definitive Proxy Statement dated January 31, 2005 (Securities and Exchange Commission File No. 1-8649). For information on a Change in Control Agreement, the only employment agreement to which Mr. Hoffman and Toro are parties, see "Executive Compensation–Employment Agreements" in Toro’s Schedule 14A, Definitive Proxy Statement dated January 31, 2005. Information on the terms of Mr. Hoffman’s employment is also contained in Toro’s Current Report on Form 8-K dated October 18, 2004. Mr. Hoffman’s base salary for fiscal 2005 was set at $550,000 and his participation factor in the Annual Management Incentive Plan II for fiscal 2005 was set at 65 percent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Toro Company

February 22, 2005	By:	Stephen P. Wolfe

Name: Stephen P. Wolfe
Title: Vice President Finance, Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Registrant's press release dated February 22, 2005 (furnished herewith).
99.2	Registrant's press release dated February 22, 2005 announcing the election of Michael J. Hoffman as Chief Executive Officer (furnished herewith).